UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Revised Oshkosh Corporation Historical Financial Statements and Related Disclosures

In October 2009, Oshkosh Corporation (the “Company”) completed the sale of its 75% interest in BAI Brescia Antincendi International S.r.l. (“BAI”), the Company’s European fire apparatus business.  Beginning in the first quarter of fiscal year 2010, the Company reported BAI in its first quarter Form 10-Q as a discontinued operation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 205-20, “Discontinued Operations” (“ASC 205-20”).  The Company is filing this Current Report on Form 8-K to provide restated historical financial statements and related disclosures for all periods presented in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 (the “2009 Form 10-K”) to reflect the application of ASC 205-20 to BAI’s results of operations and the retrospective application of certain authoritative accounting guidance issued in December 2007 related to noncontrolling interests.

These restated historical financial statements and related disclosures are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.  Exhibit 99.1 contains selected information that corresponds to the information contained in the 2009 Form 10-K, except that the information contained in the exhibit has been updated, in compliance with generally accepted accounting principles, solely to the extent necessary to report BAI’s results of operations as discontinued operations and to retrospectively apply certain authoritative guidance issued in December 2007 related to noncontrolling interests.  This information has not been updated for any other purpose and was originally filed with the Securities and Exchange Commission (“SEC”) on November 18, 2009 as part of the 2009 Form 10-K.  Such information should only be read in conjunction with the other information that the Company has filed with the SEC since November 18, 2009, including the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009, which updates and supersedes the information contained in Exhibit 99.1.

Private Placement of Senior Notes

On February 22, 2010, the Company issued a press release announcing its intention to sell up to $500 million aggregate principal amount of its unsecured senior notes in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.2 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(23.1)	Consent of Deloitte & Touche LLP.

(99.1)

Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Schedule II—Valuation and Qualifying Accounts, portions of the Company’s 2009 Form 10-K.

		(99.2)	Oshkosh Corporation Press Release dated February 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: February 22, 2010	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President, Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 22, 2010

Exhibit
Number

(23.1)	Consent of Deloitte & Touche LLP.

(99.1)

Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Schedule II—Valuation and Qualifying Accounts, portions of the Company’s 2009 Form 10-K.

(99.2)	Oshkosh Corporation Press Release dated February 22, 2010.